UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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UNICO AMERICAN CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNICO AMERICAN CORPORATION

5230 Las Virgenes Road

Calabasas, CA 91302

_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 13, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Unico American Corporation (the “Company”) to be held virtually via a live webcast on October 13, 2022, at 9 a.m. Pacific Time.  The stockholders will be able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting https://agm.issuerdirect.com/unam.  Participants must register for the meeting by providing their name and email address, though advance registration is not required.  There will be no physical location for stockholders to attend.

The Annual Meeting will be held to consider and act upon the following matters:

1.	The election of seven (7) directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	An advisory approval of the compensation of the two (2) named executive officers, as disclosed in the Company’s proxy statement;and
3.	The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on September 15, 2022, as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting.  The voting rights of the stockholders are described in the proxy statement.

IT IS IMPORTANT THAT ALL STOCKHOLDERS BE REPRESENTED AT THE ANNUAL MEETING.  STOCKHOLDERS WHO DO NOT PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE.  PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE VIRTUAL ANNUAL MEETING MAY WITHDRAW THEIR PROXIES AND VOTE AT THE VIRTUAL ANNUAL MEETING IF THEY SO DESIRE.

By Order of the Board of Directors, Steve L. Shea President and Chief Executive Officer Calabasas, California September 22, 2022

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UNICO AMERICAN CORPORATION 5230 Las Virgenes Road Calabasas, CA 91302
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
October 13, 2022

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (or the “Board”) of Unico American Corporation, a Nevada corporation (the “Company” or “Unico”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually via live webcast on October 13, 2022, at 9 a.m. Pacific Time.  The stockholders will be able to participate in the Annual Meeting, and vote and submit your questions during the Annual Meeting via live webcast by visiting https://agm.issuerdirect.com/unam.  Participants must register for the meeting by providing their name and email address, though advance registration is not required.  There will be no physical location for stockholders to attend.  Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement.

All shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and, which have not been revoked, will be voted in accordance with instructions contained in the proxies.  At the Annual Meeting, the scheduled matters to be acted upon by the stockholders are:

1.	The election of seven (7) directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified;

2.	An advisory approval of the compensation of the two (2) named executive officers, as disclosed in the Company’s Proxy Statement; and

3.	The transaction of such other business as may properly be brought before the meeting.

The Board of Directors recommends a vote FOR the nominees for directors listed in the proxy and FOR the approval, on an advisory basis, of the compensation of the named executive officers disclosed in this Proxy Statement.

In the absence of voting instructions to the contrary, shares represented by properly executed proxies will be voted in accordance with the foregoing recommendations.  The Company does not know of any other matter that will be presented for action at the Annual Meeting, but if any other matter is properly presented, the persons that are named in the accompanying proxy will vote thereon in accordance with their best judgment.  A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date or by casting a vote online before or during the Annual Meeting at https://agm.issuerdirect.com/unam.

The approximate mailing date of this Proxy Statement and the Company’s proxy card is September 22, 2022. The close of business on September 15, 2022, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  As of the Record Date, the Company had outstanding 5,301,865 shares of common stock, the only outstanding voting security of the Company.  For each share held on the Record Date, a stockholder is entitled to one vote on all matters to be considered at the Annual Meeting.

For purposes of the Annual Meeting, the holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereof, present in person or represented by proxy, constitute a quorum.  Abstentions are included in the determination of shares present for quorum purposes.  Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions.  Brokers and other nominees may vote without instruction only on “routine” proposals.  On “non-routine” proposals, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” So long as the broker has discretion to vote on at least one proposal, broker non-votes are counted in determining a quorum but are not counted for purposes of determining the number of shares present in person or represented by proxy on a voting matter.

1

As to Proposal 1, the vote for directors, the Company’s Articles of Incorporation do not provide for cumulative voting.  Pursuant to the Company’s Bylaws (the “Bylaws”), directors are elected by a plurality of the voting power of the capital stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  As a result, the seven (7) director nominees who receive the highest number of shares voted “for” their election are elected.  For the election of directors, you may vote “for” or “withhold” authority to vote for each nominee.  If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.  Proposal 1 is not considered a “routine” proposal, and accordingly, brokers and other nominees do not have discretion to vote without instructions from beneficial owners.  Therefore, no vote will be cast on this Proposal by those shares of our common stock and such broker non-votes will have no effect on the outcome of Proposal 1.

As to Proposal 2, the affirmative vote of a majority of the voting power of the capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve, on an advisory basis, the compensation of the two (2) named executive officers disclosed in this Proxy Statement.  Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against Proposal 2.  Proposal 2 is not considered a “routine” proposal, and accordingly, brokers and other nominees do not have discretion to vote without instructions from beneficial owners.  Therefore, no vote will be cast by those shares of our common stock and such broker non-votes will have no effect on the outcome of Proposal 2.

The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials.  In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, facsimile, electronic communication or personal contact without additional compensation.

Securities and Exchange Commission (“SEC”) rules allow delivery of a single document to households at which two or more stockholders reside.  This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as the Company’s expenses.  If a stockholder of record is eligible for householding, but it and other stockholders of record with which it shares an address receive multiple copies of this Proxy Statement and the Company’s annual report, or if a stockholder of record holds stock in more than one account, and in either case the stockholder wishes to receive a single copy of this Proxy Statement and the Company’s annual report for its household, the stockholder should notify the Company’s Corporate Secretary.  If a stockholder participates in householding and wishes to receive a separate copy of this Proxy Statement and the Company’s annual report or does not wish to participate in householding and prefers to receive separate copies of this Proxy Statement and the Company’s annual report in the future, it should notify the Company’s Corporate Secretary.  A stockholder may notify the Company’s Corporate Secretary in writing at Unico American Corporation, 5230 Las Virgenes Road, Calabasas, CA 91302, Attention: Corporate Secretary, or by telephone at 818-591-9800, extension 608.

If a stockholder holds its shares through an intermediary that is utilizing householding and the stockholder wishes to receive separate copies of the Company’s annual report and proxy statement in the future, or if it is receiving multiple copies of the Company’s proxy materials and annual report and wishes to receive only one, it should contact its bank, broker, or other nominee record holder.

The Company’s principal executive offices are located at 5230 Las Virgenes Road, Calabasas, CA 91302.

2

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Bylaws provide for a range of three to eleven directors and allow the Board of Directors to fix the exact number of authorized directors within that range.  The current number of authorized directors is seven (7).

Directors are elected at each annual meeting of stockholders to serve thereafter until their successors have been duly elected and qualified.  Except as otherwise indicated, each nominee is currently a director having served in that capacity since the date indicated in the following table.  All nominees have advised the Company that they are able and willing to serve as directors.  If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy card will vote for another person nominated by the Board of Directors.  Unless otherwise directed in the accompanying proxy card, the persons named therein will vote FOR the election of the seven (7) nominees listed in the following table:

Name	Age	Present Position with Company	First Elected Director

Gerard J. Altonji	66	Director	2020
Erwin Cheldin	91	Director	1969
John B. Keefe, Sr.	68	Director	2020
Joycelyn M. Ray	54	Director	2020
Steven L. Shea	63	Chairman of the Board and Director	2020
Jeffrey M. Tuder	49	Director	2020
Kathryn Johnson	62	Director	2021

Each nominee for election to the Board of Directors has extensive management and leadership experience gained through executive and professional service in insurance and other industries.  In these roles, the directors have developed attributes and skills in management of capital, risk and operations.  This experience with the Company provides the current directors with a thorough understanding of the Company’s policies and processes, rules and regulations, risks and mitigating solutions and controls environment.

Set forth below are the names of the nominees for election to the Board of Directors, along with their present and prior positions, principal occupations and the specific individual qualifications and skills of such directors that contribute to the overall effectiveness of the Board of Directors and its committees.

Gerard J. Altonji has 40 years of experience in various roles with increasing responsibility in the insurance industry.  From 2016 to present, Mr. Altonji has served as President of Altonji Consulting LLC which provides rating agency support, capital management, profitability, and strategic insight to small and medium-sized property & casualty insurance companies.  From 1999 to 2016, Mr. Altonji worked at A.M. Best Rating Services, Inc. eventually as an Assistant Vice President.  Prior to 1999, Mr. Altonji held positions at Risk Enterprise Management, Ltd. (a subsidiary of Zurich Insurance Company), Talegen Holdings, Inc. (previously, Crum & Forster Corp.), Marsh & McLennan, Inc., and CIGNA Group.  The Company believes that Mr. Altonji’s knowledge and expertise in the insurance industry qualify him for service on the Board of Directors.

Erwin Cheldin is the Company’s former President, Chief Executive Officer, and Chairman of the Board.  Mr. Cheldin is a founder of the Company.  He retired from being an employee of the Company effective April 1, 2009.  Mr. Cheldin became an officer and director of the Company in 1969.  Mr. Cheldin has over 50 years of experience in all phases of the property and casualty insurance industry.  The Company believes that Mr. Cheldin’s historical knowledge of the Company and its operations and long-standing service to the Company qualify him for service on the Board of Directors.

Mr. Cheldin is the father of Mr. Cary L. Cheldin, who was the Company’s Chairman of the Board, President and Chief Executive Officer until August 2020.

John B. Keefe, Sr., has 40 years of experience as a mergers and acquisitions insurance company executive, investment banker and broker, and property and casualty industry equity analyst.  From 2014 to present, Mr. Keefe, has served as President of J. Keefe Insurance, LLC which delivers various consulting services to insurance and investing companies.  From 2008 to 2014, Mr. Keefe, provided mergers and acquisitions services in a senior management capacity at Nationwide Insurance and Harleysville Group.  From 1980 to 2008, Mr. Keefe, held roles of increasing responsibility at various brokerage and investment firms, including Senior Vice President at New York Stock Exchange member firms Ferris, Baker Watts, Inc. and Anderson & Strudwick, Inc.  Mr. Keefe holds the Chartered Financial Analyst designation.  The Company believes that Mr. Keefe’s knowledge and expertise in the insurance and investment industries qualify him for service on the Board of Directors.

3

Joycelyn M. Ray is an accomplished ethics and compliance professional with significant experience in developing, implementing and managing effective ethics and compliance programs and solutions in global organizational settings.  She has been a compliance leader in the insurance industry since 1994 and has successfully designed, led, and implemented key governance, risk and compliance initiatives nationwide and globally.  Currently, she is working with a local non-profit charter school system in Texas as the Director of Compliance.  Prior to that, Ms. Ray served as the Vice President of Corporate Compliance at Tokio Marine HCC for 14 years until she semi-retired in November 2020.  Throughout the course of her 26-year insurance compliance career, Ms. Ray has held compliance positions of increasing responsibility with several successful insurance entities including American General Life Insurance Company, CNA, and Berkley Underwriting Partners, LCC (a division of W.R. Berkley Corp).  Ms. Ray also serves on the boards of the David McWilliams YMCA in Houston, Texas and the Sheraton Vistana Resort in Orlando, Texas.  The Company believes Ms. Ray’s knowledge and expertise in insurance compliance qualify her for service on the Board of Directors.

Steven L. Shea is a seasoned board level executive with more than thirty-five years of experience in the fields of corporate finance, investment banking and institutional investment management.  In October 2021, Mr. Shea was appointed as the Company’s Chief Executive Officer, President, and Chief Operations Officer.  Mr. Shea’s specific areas of expertise include mergers and acquisitions, public and private finance, investment trading, management, and research.  Mr. Shea became an expert in corporate governance and compliance through advisory service to numerous public companies and as a member of the boards of directors of both public and private companies.  Since 2015, Mr. Shea has served as a Chairman of the board of directors of Blonder Tongue Labs, Inc., a publicly traded company currently listed on the New York Stock Exchange and has served as a member of their board of directors since 2009. Mr. Shea has also held executive level positions at Tufton Capital Management, LLC (formerly Hardesty Capital Management, LLC), and Ferris, Baker, Watts, Inc. (acquired by Royal Bank of Canada).  The Company believes Mr. Shea’s public company director experience and expertise in capital markets qualify him for service on the Board of Directors.

Jeffrey M. Tuder is the Managing Member of Tremson Capital Management, a private investment firm he founded in 2015. Prior to founding Tremson, Mr. Tuder served in investment roles at Nassau Capital, Fortress Investment Group, LLC, CapitalSource Finance, LLC, JHL Capital Group, LLC, and KSA Capital Management, LLC. Mr. Tuder currently serves as a Director for Inseego Corporation (Nasdaq: INSG) where he is Chairman of the Board and its Audit and Compensation Committees, and as a Director for Concord Acquisition Corp III (NYSE: CNDB), where he also serves as its CEO. Mr. Tuder also serves as CEO of Concord Acquisition Corp and Concord Acquistion Corp II (NYSE: CND and CNDA, respectively). Previously, Mr. Tuder served as a Director for MRV Communications, Inc. (Nasdaq: MRVC), Nam Tai Properties (NYSE: NTP), and Seachange International (Nasdaq: SEAC). The Company believes Mr. Tuder’s public company Director experience and expertise in private equity and hedge fund investments qualify him for service on the Board of Directors.

Kathryn Johnson is a forensic accountant and expert witness, with over 30 years of accounting and finance experience.  Currently, Ms. Johnson is a Vice President of Forensic Accounting & Economics with J.S. Held LLC, where she specializes in fraud investigations, partnership disputes, business valuations, civil and criminal litigation support, estate and trust accounting analysis and family law.  In addition, Ms. Johnson is currently an adjunct professor at California State University, San Bernardino, the University of Redlands, University of California, Riverside, Cal Poly Pomona and California State University, Long Beach, where she teaches fraud, forensic accounting, auditing, upper division accounting and ethics.  From October 2017 to December 2021, Ms. Johnson was the President and CEO of CPA Forensics Plus, Inc., where she operated her own CPA firm specializing in forensic accounting and tax.  Prior to being appointed as President and CEO of CPA Forensics Plus, Inc. Ms. Johnson was a partner at CPA Forensics Plus, Inc. from April 2013 to September 2017.  Ms. Johnson earned her bachelor’s degree in Business and Accounting from the University of Texas-Arlington.  She also holds a Master of Business Administration from the Pepperdine Grazadio Business School.  Ms. Johnson’s accounting and reporting knowledge qualifies her for service on the Board of Directors and Audit Committee.

The Board of Directors has determined that each of Ms. Ray, Ms. Johnson, and Messrs.  Altonji, Keefe, and Tuder, are independent directors as defined by the Nasdaq Listing Rules.  Mr. Shea was an independent director under the Nasdaq Listing Rules until October 2021.

4

During the year ended December 31, 2021, the Company’s Board of Directors held three (3) regular meetings and twenty-two (22) special meetings.  The independent directors met without any management directors or employees present two (2) times during the year ended December 31, 2021.  Non-employee directors received an annual retainer of $15,000, payable in equal quarterly installments and the following positions received additional compensation per year:

Committee	Chairperson	Member

Audit Committee	$6,000	$4,000
Compensation Committee	$2,500	$2,000
Nominating & Corporate Governance (“NCG”) Committee	$2,500	$2,000

Ms. Ray and Messrs. Altonji, Cheldin, Keefe and Tuder attended at least 75% of all meetings of the Board of Directors and the committees on which they served.  Mr. Shea attended all combined total meetings of the Board of Directors and the committees on which he served through his appointment as Chief Executive Officer of Unico on October 25, 2021.  Ms. Johnson attended all meetings of the Board of Directors and the Audit Committees after her appointment in December 2021.

Director Compensation

The compensation of the Company’s non-employee directors paid by the Company for the last completed fiscal year is as follows:

Name	Director’s Fee $	Audit Committee Fees $	Compensation Committee Fees $	NCG Committee Fees $	Fees Earned or Paid in Cash $	Total Fees $

Gerard J. Altonji	15,000	-	2,000	2,500	19,500	19,500
Ronald A. Closser (1)	-	-	-	-	-	-
John B. Keefe, Sr.	15,000	4,000	-	2,000	21,000	21,000
Joycelyn M. Ray	15,000	-	2,500	2,000	19,500	19,500
Steven L. Shea (2)	15,000	4,000	2,000	2,000	23,000	23,000
Jeffrey M. Tuder	15,000	6,000	2,000	-	23,000	23,000
Erwin Cheldin	15,000	-	-	-	15,000	15,000
Kathryn Johnson (3)	-	-	-	-	-	-

(1)	Mr. Closser resigned from the Board of Directors effective February 17, 2021.
(2)

Mr. Shea was a non-employee director until October 2021, when he became an executive officer of the Company and received compensation as a non-employee director until he became an executive officer. The amount of Mr. Shea’s compensation as a non-employee director is included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	Ms. Johnson was appointed to the Board of Directors in December 2021.

The Company’s Directors did not receive equity awards, and therefore none of the Directors had outstanding options or stock awards at December 31, 2021.

Board Leadership Structure

The Company’s current seven-member Board is led by its Chairman and Chief Executive Officer, Mr. Shea.  Other Board members include Mr. Erwin Cheldin, the retired Chairman, President, and Chief Executive Officer, and five independent directors.  The Board does not have a lead independent director.

In October 2021, when Mr. Shea was appointed as the Company’s Chief Executive Officer, President and Chief Operations Officer, the Chairman and Chief Executive Officer positions were combined.  In March 2021, the Board had separated the roles of Chairman of the Board and Chief Executive Officer of the Company.  Prior to February 2021, the roles had been combined.  In light of the Company’s current circumstances, including the runoff of Crusader, the Company’s wholly-owned operating subsidiary, the Board of Directors has determined that combining the Chairman and Chief Executive Officer positions is the appropriate leadership structure for the Company at this time and provides clear accountability, effective decision making and alignment on corporate strategy, as well as facilitating effective communication between management and the independent directors.  The Board believes that Mr. Shea is best positioned to chair regular board meetings and ensure that key business and operational issues and risks are bought to the attention of the Board and the applicable committees.

5

The Board of Directors is primarily responsible for assessing risks associated with the Company’s business.  However, the Board delegates certain responsibilities to committees of the Board of Directors, including certain risk oversight responsibilities to the Audit Committee.

Committees of the Board of Directors

The Board of Directors has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The members presently consist of Messrs. Tuder (Chair), Keefe, and Ms. Johnson.  Mr. Shea was on the Audit Committee until October 2021, at which time he was appointed as the Company’s Chief Executive Officer.  The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes of the Company and the audits of the Company’s consolidated financial statements.  The Audit Committee also reviews, with management, the Company’s policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with the Company’s financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters.

The Audit Committee has a written charter, a copy of which is attached to this Proxy as Appendix A.  The Audit Committee met nine (9) times during the year ended December 31, 2021 and held two (2) meeting subsequent to the year ended December 31, 2021, to discuss accounting and financial statement matters related to the fiscal year ended December 31, 2021.  Messrs. Tuder, Keefe, and Ms. Johnson are independent and are in compliance with the independence standards applicable to audit committee members contained in the Nasdaq Listing Rules.  The Board of Directors has determined that each of Messrs. Tuder, Keefe and Ms. Johnson qualify as an “Audit Committee Financial Expert” as that term is defined in the rules and regulations established by the SEC.

The Board of Directors has established a Compensation Committee presently consisting of Ms. Ray (Chair) and Messrs. Altonji and Tuder, all of whom are independent and are in compliance with the independence standards applicable to compensation committee members contained in the Nasdaq Listing Rules.  Mr. Shea was on the Compensation Committee until October 2021, at which time he was appointed as the Company’s Chief Executive Officer.  The Company’s compensation program is designed to provide executive officers with total compensation commensurate with responsibilities and competitive with compensation provided to executives in like positions, as determined by the Compensation Committee.  The Compensation Committee considers and recommends to the Board of Directors compensation for executive officers.  The Compensation Committee met four (4) times during the year ended December 31, 2021 and held one meeting subsequent to the year ended December 31, 2021. The Compensation Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix B.

The Board of Directors has established a Nominating & Corporate Governance (“NCG”) Committee presently consisting of Messrs. Altonji (Chair) and Keefe and Ms. Ray, all of whom are independent and are in compliance with the independence standards applicable to NCG Committee members contained in the Nasdaq Listing Rules.  Mr. Shea was on the NCG Committee until October 2021, at which time he was appointed as the Company’s Chief Executive Officer.  The NCG Committee reviews, advises and makes recommendations to the Board with respect to corporate governance matters, oversees periodic evaluations of the Board and Board committees, including establishing criteria to be used in connection with such evaluations, and advises the Board with respect to Board composition, procedures, and committees.  The NCG Committee met four (4) times during the year ended December 31, 2021 and held one meeting subsequent to the year ended December 31, 2021.  The NCG Committee has a written charter, a copy of which is attached to this Proxy Statement as Appendix C.

The NCG Committee does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders.  The NCG Committee, however, would consider qualified nominees recommended by stockholders.  Stockholders who wish to recommend a qualified nominee should submit complete information as to the identity and qualifications of the person recommended to the Secretary of the Company at 5230 Las Virgenes Road, Calabasas, CA 91302.  The NCG Committee generally requires that nominees be persons of sound ethical character, be able to represent all stockholders fairly, have no material conflicts of interest, have demonstrated professional achievement, had meaningful experience, and have a general appreciation of the major business issues facing the Company.  The NCG Committee does not have a formal policy regarding diversity, but as described above, considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board of Directors.  The NCG Committee views diversity broadly to include diversity of experience, skills, and viewpoint in addition to more traditional diversity concepts.  Absent special circumstances, the NCG Committee will continue to nominate qualified incumbent directors whom NCG Committee believes will continue to make important contributions to the Board of Directors.

6

Board Diversity Matrix (As of July 26, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	0	1
Part II: Demographic Background
African American or Black	2	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Compensation Committee Interlocks and Insider Participation

No present member of the Compensation Committee is, or has been at any time, an officer or employee, nor has any member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of the Company’s executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any nonaffiliated entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee.

Communications with the Board of Directors

The Company provides a process for stockholders to send communications to the Board of Directors or any of the directors.  Stockholders may send written communications to the Board of Directors or any director, c/o Secretary, Unico American Corporation, 5230 Las Virgenes Road, Calabasas, CA 91302.  All communications will be compiled by the Secretary of the Company and will be submitted to the members of the Board of Directors or to the individual director to whom it was addressed on a periodic basis.  The Company does not have a policy with regard to directors’ attendance at the annual meeting of stockholders.  All of the directors, except Ms. Johnson, attended the 2021 Annual Meeting of Stockholders.

Anti-Hedging and Pledging Policy

The Board has adopted an Insider Trading Policy that prohibits all of the Company’s directors, officers, employees and consultants (“covered individuals”) from hedging, engaging in short-sales, transacting in publicly traded options, and pledging securities of the Company.

Hedging.  Certain hedging and monetization transactions, such as zero-cost collars and forward sale contracts, involve the establishment of a short position in securities of the Company and limit or eliminate the covered individual’s ability to profit from an increase in the value of securities of the Company.  Accordingly, these transactions can cause a covered individual’s interests to be misaligned with other stockholders of the Company.  The Company therefore prohibits covered individuals from engaging in all hedging and monetization transactions involving securities of the Company.

Short Sales.  Short sales of securities of the Company evidence an expectation on the part of the seller that the securities will decline in value, and signal to the market a lack of confidence in the Company or its short-term prospects.  Short sales may also reduce the seller’s incentive to improve Company performance.  The Company therefore prohibits short sales by covered individuals.

7

Publicly Traded Options.  A transaction in options is essentially a bet on the short-term movement of the Company’s stock and can therefore create the appearance that a covered individual is trading based on inside information.  These transactions may also focus a covered individual’s attention on short-term performance at the expense of the Company’s long-term objectives.  The Company therefore prohibits transactions in puts, calls and other derivative securities involving Company stock by covered individuals.

Pledging.  Securities of the Company held in a margin account or pledged as collateral for a loan may be sold without the covered individual’s consent if he or she fails to meet a margin call or defaults on a loan, which may occur at a time when the covered individual is aware of material nonpublic information or is otherwise not permitted to trade in Company securities.  Therefore, these activities are prohibited for covered individuals.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the Code of Ethics may be obtained without charge upon written request to the Secretary, Unico American Corporation, 5230 Las Virgenes Road, Calabasas, CA 91302.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date,  the names and holdings of all persons who are known by the Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each director, executive officer, and all executive officers and directors as a group.  Unless otherwise indicated, the Company believes that each of the persons and entities set forth below has the sole power to vote and dispose of the shares listed opposite his or its name as beneficially owned by him or it.  Except as otherwise noted below, the street address of each beneficial owner is c/o Unico American Corporation, 5230 Las Virgenes Road, Calabasas, CA 91302.

Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent Of Class

Certain Beneficial Owners
Erwin Cheldin	2,353,717	44.4%

Ambina Unico Holdings LLC (1) 309 Greenwich Ave, Suite 201, Greenwich, CT 06830	528,352	10%

The Lion Fund, L.P., Sardar Biglari and Biglari Capital Corp. (2) 17802 IH 10 West, Suite 400, San Antonio TX 78257	527,100	9.9%

Dimensional Fund Advisors LP (3) Building One 6300 Bee Cave Road, Austin TX 78746	350,837	6.6%

Executive Officers, Directors and Director Nominees	Amount Beneficially Owned	Percent Of Class
Erwin Cheldin	2,353,717	44.4%
John B. Keefe, Sr.	2,000	*	%
Gerard J. Altonji	-	*	%
Joycelyn M. Ray	-	*	%
Steven L. Shea	-	*	%
Jennifer Ziegler	-	*	%
Kathryn Johnson	-	*	%
Jeffrey M. Tuder	-	*	%
All executive officers, directors and director nominees as a group (8 persons)	2,355,717	44.4%

_____________________

(1) Per Schedule 13D/A dated June 24, 2021.

(2) Per Form 13F dated February 14, 2022.

(3) Per Schedule 13G/A dated February 8, 2022.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

The executive officers of the Company, along with their respective ages and positions as of the Record Date, are as follows:

Name	Age	Present Position with Company

Steven L. Shea (1)	63	Chairman of the Board, President, Chief Executive Officer, Chief Operations Officer, and Director
Jennifer E. Ziegler (2)	56	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

(1)	Mr. Shea was appointed President and Chief Executive Officer on October 25, 2021. Biographical Information concerning Mr. Shea is set forth above under the caption “Board of Directors.”
(2)	Ms. Ziegler was appointed Executive Vice President, Chief Financial Officer and Treasurer, effective October 15, 2021.

Jennifer E. Ziegler has served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since October 2021.  Ms. Ziegler, age 56, serves as a Managing Director and Office Director at Berkeley Research Group (“BRG”), a global consulting group, where she has held various positions since 2013. In addition to her responsibilities at BRG, from February 2016 to January 2017, Ms. Ziegler served as the interim Chief Financial Officer for Mental Health Systems, Inc., a not-for-profit health provider.  Ms. Ziegler is a Certified Public Accountant CPA who regularly provides accounting expertise in forensic accounting, SEC reporting, litigation support, expert witness testimony and fraud investigations in a wide range of industries.  Earlier in her career, Ms. Ziegler acted as a Big Four external auditor to public insurance companies.  Ms. Ziegler also holds the Certified in Financial Forensics, Chartered Global Management Accountant (CGMA) and Certified Fraud Examiner designations.  She earned a B.S. Degree in Business Administration Emphasis in Accounting from California State University, Northridge.

Summary of Executive Compensation

Summary Compensation Table

The following table sets forth the information for the fiscal years ended December 31, 2021, and 2020, as to executive compensation paid to the Company’s named executive officers.

	YEAR	SALARY	BONUS	STOCK AWARD	OPTION AWARD	ALL OTHER COMPENSATION (1)	TOTAL
Steven L. Shea (2)	2021	33,231	-	-	-	26,148	59,379
President and Chief Executive Officer	2020	-	-	-	-	-	-
Michael Budnitsky (4)	2021	325,291	25,000	56,500	56,500	170,446	633,737
President and Chief Executive Officer	2020	253,888	37,500	-	-	28,320	319,708
Ronald A. Closser (6)	2021	88,290	-	-	-	100	88,390
President and Chief Executive Officer	2020	232,000	-	-	-	-	232,000
Cary L. Cheldin (7)	2021	-	-	-	-	39,600	39,600
President and Chief Executive Officer	2020	314,428	54,000	-	-	1,451,775	1,820,203
Jennifer Ziegler (3)	2021	21,318	-	-	-	-	21,318
CFO, Treasurer and Secretary	2020	-	-	-	-	-	-
Renai Effarah (8)	2021	190,452	-	33,900	33,900	13,877	272,129
Chief Financial Officer	2020	-	-	-	-	-	-
Donny J. Esparza (5)	2021	262,736	25,000	13,560	18,080	31,835	351,211
Senior VP of Marketing and Distribution	2020	55,536	25,000	-	-	5,239	85,775

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(1)	See “All Other Compensation” table below.
(2)	Mr. Shea was appointed President, Chief Executive Officer and Chief Operations Officer on October 25, 2021.
(3)	Ms. Ziegler was appointed Chief Financial Officer, Treasurer and Secretary through her employer BRG in effective October 15, 2021.
(4)

Mr. Budnitsky was appointed interim Chief Executive Officer and President in February 2021, and Chief Operations Officer in June 2021. Mr. Budnitsky was removed as Chief Executive Officer, President, and Chief Operations Officer in October 2021, and he left the Company in December 2021.

(5)	Mr. Esparza was appointed the Senior VP of Marketing and Distribution in 2020 until he was terminated in a work force reduction effective December 2021.
(6)

Mr. Closser was appointed to serve as the Company’s President, interim Chief Executive Officer, and Chairman of the Board on August 10, 2020. Mr. Closser left the position of the Company’s President and Chief Executive Officer on February 10, 2021. Mr. Closser resigned from the position of the Chairman and member of the board of directors on February 17, 2021.

(7)

Mr. Cheldin resigned and retired as the Company’s President and Chief Executive Officer and Chairman and member of the board of directors on August 10, 2020. The 2020 salary includes amounts owed to Mr. Cheldin through August 10, 2020. See “All Other Compensation” for a description of the amounts paid to Mr. Cheldin in connection with his resignation and retirement.

(8)	Ms. Effarah was appointed Chief Financial Officer and Treasurer in July 2021 and resigned such positions, in October 2021.

All Other Compensation

The following table summarizes all other compensation paid or earned by the named executive officers noted above for the years ended December 31, 2021.

Name	Year	Perquisites and Other Personal Benefits (1)	Contribution to Profit Sharing Plan (2)	Severance	Director’s Fees	Total
Steven L. Shea	2021	3,148	-	-	23,000	26,148
Jennifer Ziegler	2021	-	-	-	-	-
Michael Budnitsky	2021	20,424	18,484	131,538	-	170,446
Donny J. Esparza	2021	24,797	7,038	-	-	31,835
Ronald A. Closser	2021	100	-	-	-	100
Cary L. Cheldin	2021	39,600	-	-	-	39,600
David A. Lawless	2021	-	-	-	-	-
Renai Effarah	2021	1,095	12,782	-	-	13,877

(1)	Represents payments for medical, dental, life, and disability insurance.
(2)

Represents amounts contributed or accrued to the person’s account under the Unico American Corporation Profit Sharing Plan (the “Plan”), all of which are vested. See more information about the Plan in the “Profit Sharing Plan.”

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The Company’s compensation policies for executive officers seek to align the Company’s executive officers’ interests and motivations with those of the Company’s stockholders by rewarding both short and long-term objectives.  Overall compensation of the Company’s executive officers should provide a competitive level of total compensation that enables the Company to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the Company and achieve its business goals.

Pay Ratio Disclosure

The Company is currently considered a “smaller reporting company” for the purposes of the SEC’s executive compensation disclosure rules.  The Company has elected to comply with the scaled disclosure requirements applicable to smaller reporting companies and has therefore omitted the pay ratio disclosure required under Item 402(u) of Regulation S-K.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2021, none of the named executive officers of the Company held any unexercised stock options, restricted stock, unvested stock awards, or grants, or other equity incentive plan awards.

The following named executive officers received awards of options and restricted stock, all of which awards were forfeited in 2021:

Name	Department	Title	Options	Grants	Total
Mike Budnitsky	Executive	President (Interim)	12,500	12,500	$25,000
Renai Effarah	Accounting	VP, Controller	7,500	7,500	15,000
Don Esparza	Marketing	SVP, Marketing & Distribution	3,000	4,000	7,000

		Granted and Forfeited	23,000	24,000	47,000

Employment Agreements

On October 19, 2021, the Board of Directors approved the appointment of Jennifer E. Ziegler to Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective October 15, 2021. Ms. Ziegler is a Managing Director and Office director at Berkeley Research Group (“BRG”), a global consulting group.  In connection with Ms. Ziegler’s appointment, on October 19, 2021, the Company and Crusader entered into (i) a Memorandum of Understanding with Ms. Ziegler and BRG (the “MOU”) and (ii) an Engagement Letter with BRG (the “Engagement Letter”, and together with the MOU, the “Agreements”).  As compensation for the services provided by Ms. Ziegler, the Agreements provide that BRG will receive a monthly fixed fee payment of $20,833 and payment for certain direct out-of-pocket expense from the Company.  Pursuant to the terms of the Agreements, the Company has agreed to indemnify Ms. Ziegler, BRG and their affiliates, partners, directors, officers, employees, and agents against certain liabilities arising out of the engagement of Ms. Ziegler and BRG under the Agreements.  The Company and Crusader have also agreed to enter into indemnification agreements with Ms. Ziegler, which were approved by the Supervising Examiner of Crusader under the Administrative Supervision Agreement, dated September 7, 2021, between the California Department of Insurance and Crusader.

On October 25, 2021, the Board of Directors appointed Steven L. Shea, as Chief Executive Officer, President, and Chief Operations Officer of the Company, Crusader and the Company’s other subsidiaries, In connection with Mr. Shea’s appointment the Company agreed to pay Mr. Shea a monthly salary of $18,000, as well as reasonable out-of-pocket expenses incurred by Mr. Shea in connection with his services.  Mr. Shea will be entitled to regular benefits as an employee but will not accrue any time off or entitled to any Company Bonus Incentive Programs and Severance Policies as communicated in the Company’s handbook.  This does not preclude Mr. Shea from receiving a bonus at the discretion of the Board of Directors.

In December 2021, Michael Budnitsky, the former as the Chief Executive Officer, President, Chief Operations Officer of the Company left the Company and received $131,538 in severance in accordance with the Company’s severance plan adopted in 2020.

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Interim Employment Agreement with Ronald A. Closser

In connection with the retirement of the Company’s Chief Executive Officer, Mr. Cary Cheldin, during 2020, effective as of August 10, 2020, the Board appointed Mr. Closser to serve as the Company’s President, interim Chief Executive Officer, and Chairman of the Board.  Mr. Closser previously served an independent director on the Board and as the Chairman of the Compensation Committee and NCG Committee of the Board.  In connection with Mr. Closser’s appointment, the Company entered into an Interim Employment Agreement with Mr. Closser on August 10, 2020 (the “Interim Employment Agreement”).  The term of the Interim Employment Agreement (the “Term”) commenced as of August 10, 2020, and would continue on a month-to-month basis until Mr. Closser’s employment with the Company was terminated by the Board with thirty days’ advanced written notice.  Mr. Closser was permitted to terminate his employment as President and interim Chief Executive Officer upon providing thirty days’ advance written notice; provided, however, that Mr. Closser was required to serve as President and interim CEO for a period of not less than six months, to the extent requested by the Company.

The Interim Employment Agreement provided that Mr. Closser would receive as his sole compensation, a monthly salary of $50,000 (prorated, if applicable) during the Term. Mr. Closser also was entitled to reimbursement of reasonable, documented, out-of-pocket business expenses and to participate in such employee and executive benefit plans and programs as the Company may offer from time to time to its executives, subject to the terms and conditions of such plans.  Following the execution of the Interim Employment Agreement, Mr. Closser no longer received compensation for his service as a member of the Board.  The Interim Employment Agreement terminated on February 10, 2021, when Mr. Closser left his position as the interim President and Chief Executive Officer of the Company.

Stock Option Plans

The Company’s 2021 Equity Incentive Plan  (the “Equity Incentive Plan”) covers 500,000 shares of Unico’s  common stock (subject to adjustment in the case of merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, etc.) and was approved by Unico’s stockholders on May 27, 2021. The Equity Incentive Plan provides for the grant of the following equity-based incentive awards to participants: (i) non-qualified stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units and (v) other stock-based awards.

The exercise price, term, and other conditions applicable to each non-qualified stock option and restricted stock granted under the Equity Incentive Plan are determined by the Company’s Compensation Committee of the Board of Directors.  The exercise price of the stock options is set on the grant date and may not be less than the fair market value per share of the Company’s stock on that date (at market close).  The non-qualified stock options granted under the Plan in 2021 vest 25% on the first anniversary of the grant date and 25% annually thereafter on the anniversary date and expire four years after the date of the grant.  The restricted stock grants granted under the Plan in 2021 vest 100% on the fourth anniversary of the grant date.

Options were granted to employees during 2021. As of December 31, 2021, 500,000 shares of the Company’s common stock were available under the Equity Incentive Plan.

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Equity Compensation Plan Information

The table below sets forth information with respect to our 2021 Equity Incentive Plan, which is our only equity compensation plan under which our equity securities are authorized for issuance as of December 31, 2021.

			(c) Number of securities
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options (1)	remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders	-	$4.52	100,000
Equity Compensation Plans Not Approved by Stockholders	-
Total	-	$4.52	100,000

Profit Sharing Plan

The Unico American Corporation Profit Sharing Plan (“Plan”) covers Company’s employees who are at least 21 years of age and have met certain service and eligibility requirements.  Unico American Corporation is the Plan sponsor and the Plan administrator.  Fidelity Management Trust Company is the Plan trustee.  The Plan is intended to be a qualified retirement plan under the Internal Revenue Code.  Under the Plan, participants have the option to elect to make 401(k) and Roth 401(k) deferral contributions that are matched at up to 4%.  Under the Plan, participants have the option to elect to make 401(k) and Roth 401(k) deferral contributions which are not matched by the Company.  In addition, pursuant to the terms of the Plan, the Company may contribute to participants an amount determined by the Board of Directors.  Beginning in 2023 the Company decided that it will not make this optional contribution.  Participants must be employed by the Company on the last day of the Plan year to be eligible for a contribution.  Participants are eligible to request a distribution of their account balance upon death, retirement, minimum required distributions, and termination of employment.  The Company modified the Plan so that all the participants immediately vested in their plan at December 31, 2021.

Report of the Audit Committee

Neither the following report of the Audit Committee nor any other information included in this Proxy Statement  pursuant to Item 407(d)1-3 of Regulation S-K constitutes “soliciting material” and none of such information should be deemed to be “filed” with the SEC or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in any of those filings.

Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company’s independent auditors are responsible for auditing those consolidated financial statements.  Our responsibility is to monitor and oversee these processes.  It is not our duty or our responsibility to conduct auditing or accounting reviews or auditing or accounting procedures.  We are not employees of the Company; and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s consolidated financial statements.  Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s consolidated financial statements are presented in accordance with GAAP, that the audit of the Company’s consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, or that the Company’s independent accountants are in fact “independent.”

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The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021, with the Company’s management.

The Audit Committee has discussed with Marcum LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from Marcum LLP, the Company’s independent registered public accounting firm, required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Members of the Audit Committee: Jeffrey M. Tuder John B. Keefe, Sr. Kathryn Johnson

RELATED-PARTY TRANSACTIONS

The Company has entered into indemnification agreements with each of its directors and its current executive officers.  These agreements require the Company to indemnify these individuals to the fullest extent permitted under Nevada law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

For information regarding employment agreements and agreements related to severance and retirement of certain officers of the Company, please see “Executive Compensation and Other Information — Employment Agreements.”

Altonji Consulting, LLC, owned by Mr. Altonji, a director of the Company, provided consulting services under a contract.  The total cost of the services was $20,000 of which Altonji Consulting, LLC, received $15,000 and $5,000 in 2020 and 2021, respectively.  All services were provided, and the contract is completed.

Policies and Procedures Regarding Related Party Transactions

The Board recognizes that related-party transactions present a heightened risk of conflicts of interest.  Other than as described above, we are currently not party to any transactions with related parties.  Related-party transactions have been proposed infrequently, and given the size of the Company, the management team and the Board, the Company believes that such proposed transactions are capable of being appropriately considered on a case-by-case basis.  The Audit Committee will review any potential related-party transactions as they arise and are reported to the Board or the Audit Committee, regardless of whether the transactions are reportable pursuant to Item 404 of Regulation S-K. For any related-party transaction to be consummated or to continue, the disinterested members of the Audit Committee must approve or ratify the transaction.  Additionally, on an annual basis, the Company distributes a directors and officers questionnaire to all executive officers and directors of the Company.  The Company reviews responses provided on the questionnaires to ensure any transactions with executive officers or directors are approved as described above and disclosed in compliance under Item 404(a) of Regulation S-K.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  As a practical matter, the Company assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf.  To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than 10% beneficial owners were complied with, except that (i) the initial Form 3s for Ms. Ray and Messrs. Altonji, Keefe, Shea and Tuder, and one Form 4 for Mr. Keefe, which were due in 2020, and (ii) the initial Form 3s for Ms. Ziegler and Ms. Johnson, which were due in 2021, were not filed within the required periods.

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PROPOSAL 1 – ELECTION OF NOMINEES AS MEMBERS OF THE BOARD OF DIRECTORS

At the Annual Meeting, the Company’s stockholders will vote on the election of seven (7) director nominees named in this Proxy Statement as directors, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Each of the nominees has agreed to be named and to serve, and the Company expects each nominee to be able to serve if elected.  If any nominee is unable to serve, the NCG Committee will recommend to the Company’s Board a replacement nominee.  The Board may then designate the other nominee to stand for election.  If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

The Board of Directors unanimously recommends a vote “FOR” each of the nominees for election as directors.

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PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives to achieve the Company’s corporate objectives and to increase long term shareholder value.  The Company seeks to accomplish this goal in a way that rewards performance that is aligned with its stockholders’ long-term interests.  The Company believes that its executive compensation program achieves this goal and is strongly aligned with the long-term interests of its stockholders.

Pursuant to Section 14A of the Exchange Act, the Company is submitting a proposal to its stockholders for an advisory vote on the compensation of its named executive officers, as disclosed in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Unico American Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the compensation tables and other narrative compensation disclosures.”

As an advisory vote, this proposal is not binding.  However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.  The current frequency of advisory votes on the executive compensation of the Company’s named executive officers set forth in the Company’s proxy statement is every three (3) years.  The next advisory vote on the compensation of named executive officers is expected to occur at the 2025 Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change of Independent Registered Public Accounting Firm

On June 11, 2021, the Audit Committee dismissed JLK Rosenberger LLP ("JLK") as the Company’s independent registered public accounting firm.

JLK's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019, respectively, and the subsequent interim period through June 11, 2021, there were (i) no disagreements between the Company and JLK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JLK, would have caused JLK to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JLK with a copy of the foregoing disclosures and requested that JLK furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of JLK's letter, dated June 14, 2021, is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 17, 2021. Representatives of JLK will not be present at the Annual Meeting.

On June 16, 2021, the Company engaged Marcum LLP (“Marcum”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. During the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through June 16, 2021, neither the Company nor anyone acting on its behalf has consulted with Marcum on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

The Audit Committee has selected Marcum to continue as the Company’s auditors and to audit the books and other records for the fiscal year ending December 31, 2022.

A representative of Marcum is expected to attend the Annual Meeting.  Such representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by JLK for professional services rendered for the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended December 31, 2021 and 2020, were approximately $171,200 and $208,890, respectively.

The aggregate fees billed by Marcum for professional services rendered for the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended December 31, 2021, were approximately $120,841.

Audit-Related Fees

There were no audit related services by JLK or Marcum for the years ended December 31, 2020 and 2021, respectively.

Tax Fees

There were no services rendered or fees billed for tax compliance, consulting, or planning services by Marcum or JLK for either of the fiscal years ended December 31, 2021 and 2020.

All Other Fees

There were no other fees billed for products and services provided by either JLK or Marcum LLP, for either of the fiscal years ended December 31, 2021 and 2020.

Audit Committee Pre-Approval Policies and Procedures

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the Company’s independent auditors. In 2021, 100% of the audit and non-audit services were pre-approved by the Audit Committee.

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OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement.  Unless otherwise directed, all shares represented by proxies that are properly completed, signed, and returned to the Company prior to the Annual Meeting and, which have not been revoked will be voted in favor of the proposals described in this Proxy Statement.  If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

STOCKHOLDERS’ PROPOSALS

Stockholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the stockholders at the 2023 Annual Meeting are advised that their proposals must be received by the Company no later than May 26, 2023, or, if we hold our next annual meeting on a date that is more than 30 days from the anniversary of our 2022 Annual Meeting, a reasonable time before we begin to print and send our proxy materials, for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting.  You may write to our Corporate Secretary at Unico American Corporation, 5230 Las Virgenes Road, Calabasas, California 91302 to present a proposal for consideration.

Alternatively, stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than June 15, 2023, which is the 120th day prior to the first anniversary of the date of the 2022 Annual Meeting of the Stockholders, and no later than July 15, 2023, which is the 90th day prior to the first anniversary of the date of the 2022 Annual Meeting of the Stockholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received not earlier than the 120th day before the meeting and not later than the later of (x) the 90th day before the meeting and (y) the close of business on the 10th day following the day on which the public announcement of the date of the annual meeting is first made by the Company.  The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws.  Such nominations or proposals should be sent to Unico American Corporation, 5230 Las Virgenes Road, Calabasas, California 91302, Attention: Corporate Secretary.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s 2021 Annual Report on Form 10‑K includes the Company’s consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, comprehensive loss, changes in stockholders’ equity and cash flows for each of the years in the two year period ended December 31, 2021, and is included in the Annual Report of the Company being mailed to the stockholders along with this Proxy Statement.  The Annual Report including Form 10‑K is not to be considered a part of the soliciting material.

By Order of the Board of Directors, Steven L. Shea President and Chief Executive Officer Calabasas, California September 22, 2022

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 13, 2022.  The Proxy Statement and the Annual Report to Stockholders are available at https://agm.issuerdirect.com/unam.

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APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

AUDIT COMMITTEE PURPOSE

The Audit Committee has been established by the Board of Directors of Unico American Corporation (the “Company”) to monitor and oversee the accounting and financial reporting procedures of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to engage or retain, at the Company’s expense, independent legal, accounting, or other consultants, experts or advisers it deems necessary to carry out duties.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall meet the size, membership, independence and experience requirements under applicable statutes, rules and regulations and all applicable requirements of the Nasdaq Stock Market for Nasdaq National Market issuers in effect from time to time.

Audit Committee members shall be members of and appointed by the Board.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

Meet with the independent accountants following the annual audit to (a) review with the independent accountants any problems or difficulties the accountants may have encountered in connection with the audit, the adequacy of the internal accounting controls, the financial and accounting personnel and, if a management letter was provided by the independent accountants, the management letter and the Company’s response to that letter, (b) discuss any significant changes to the Company’s auditing or accounting principles and practices and discuss any items required to be communicated by the independent auditors in accordance with AS 1301, and (c) review and discuss with management and the independent accountants the annual audited financial statements, including the disclosures made in the management’s discussion and analysis. Additionally, the Audit Committee shall recommend to the Board whether or not to include the audited financial statements in the Company’s Form 10-K for the applicable fiscal year.

In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss and review significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses. Review with management the adequacy of internal controls and procedures that could materially affect the Company’s financial statements. Such reviews should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

Appendix A - Page 1

Review with management and the independent accountants any material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

Discuss with management and the independent accountants any disagreements that may arise between them regarding financial reporting. The Audit Committee shall be responsible for resolving such disagreements.

Review and discuss with management and the independent accountants the Company’s quarterly financial statements prior to the filing of the related Form 10-Q.

Independent Auditors

Select, appoint (subject, if applicable, only to shareholder ratification) and retain independent accountants for the Company. The Audit Committee shall also pre-approve all services to be performed by and fees to be paid to the independent accountants and the terms of their engagement, including both audit and non-audit services. To the extent required by law, the Company shall provide for appropriate funding as determined by the Audit Committee for payment of compensation to the independent accountants so engaged by the Audit Committee and for ordinary administrative expenses necessary or appropriate in carrying out the Audit Committee’s duties. The Audit Committee may delegate to one or more Audit Committee members the authority to pre-approve non-audit services between regularly scheduled meetings of the Audit Committee provided that such approvals are reported to the Audit Committee at the next meeting. The independent accountants shall report directly to the Audit Committee.

Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement and shall pre-approve each audit and non-audit service. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

Appendix A - Page 2

Prior to the audit, review the independent auditors audit plan.

Receive and review periodic written reports from the independent auditors delineating all relationships between the independent auditors and the Company. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. Discuss such reports and relationships with the independent accountants, and, if so determined by the Audit Committee, take appropriate action to satisfy itself as to the independence of the independent accountants.

Receive periodic reports from the independent accountants relating to, among other things, critical accounting policies and practices, alternative treatments under GAAP, communications between the independent accountants and management of the Company and reports of the effectiveness of the Company’s internal controls and/or other reports which may be required to be given by the independent accountants to the Company and/or the Audit Committee.

The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Evaluate the performance of the independent accountants and, if so determined by the Audit Committee, replace the independent accountants.

The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with applicable requirements of the Public Company Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

Separate Meetings with the Independent Auditor.

The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

Appendix A - Page 3

The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as then in effect.

Recommendation to Include Financial Statements in Annual Report.

The Committee shall, based on the review and discussions in paragraphs 12 and 18 above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Other Audit Committee Responsibilities

Meet at any time or from time to time with management personnel of the Company or its subsidiaries, either individually (which sessions may be private) or with one or more members thereof, to discuss any matters that the Audit Committee or any one or more of such persons believes should be discussed.

Appendix A - Page 4

Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company or any of its subsidiaries of concerns regarding questionable accounting or auditing matters.

Meet with such frequency as the Audit Committee believes is reasonably necessary and appropriate, taking into account appropriate circumstances. The Audit Committee meetings may be separate and private as the Audit Committee may determine.

Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s Annual Proxy Statement.

Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Appendix A - Page 5

APPENDIX B

CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

OF UNICO AMERICAN CORPORATION

Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Unico American Corporation (the “Company”) to assist the Board with its responsibilities relating to compensation of the Chief Executive Officer (the “CEO”) of the Company, the Company’s other executive officers (collectively, including the CEO, the “Executive Officers”), and the directors of the Company. The Committee has overall responsibility for evaluating and recommending all compensation plans, policies and programs of the Company as they affect the Executive Officers and the directors of the Company. The Committee’s policy is to ensure that the Company’s compensation programs contribute directly to the success of the Company, including enhanced share value.

Committee Membership

The Committee shall consist of at least three Board members.

Each member of the Committee shall be appointed by the Board with consideration given to the recommendation of the Nominating & Governance Committee. Committee members may be removed from the Committee by the Board at any time, with or without cause, and any vacancies will be filled through appointment by the Board. Committee members shall serve until their successors are duly appointed or their resignation or removal.

The Board shall appoint one member of the Committee as its Chairperson.

Each member of the Committee shall be “independent” and meet the independence requirements, including the rules and regulations of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market.

Committee Meetings

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairman shall preside at each meeting. In the event the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. A majority of the members then serving on the Committee shall constitute a quorum, and actions at meetings may be approved by a majority of the members present. The Committee may also act by unanimous written consent, which may be provided electronically. The Committee shall submit the minutes of all meetings of the Committee to, and discuss the matters discussed at each Committee meeting with, the Board with such recommendations as the Committee may deem appropriate.

Appendix B - Page 1

Committee Authority, Resources and Responsibilities

In furtherance of the Committee’s purpose, and in addition to any other responsibilities or duties that may be properly assigned by the Board from time to time, the Committee shall:

1.

Have the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any compensation consultant, legal counsel, or other adviser to assist it in the performance of its duties, but only after taking into consideration factors relevant to the adviser’s independence from management specified in Nasdaq Listing Rule 5605(d)(3); be directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the Committee, and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention; the Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.

2.

At least annually, review and recommend to the Board the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation.

3.

Periodically and as and when appropriate, review and recommend to the Board the following as they affect the Executive Officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change in control agreements and severance protection plans and change in control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

4.

To the extent the Company is required by the rules and regulations of the Securities and Exchange Commission (the “SEC”) to include Compensation Discussion and Analysis (“CD&A”) in the Company’s proxy statement and annual report on Form 10-K, review and discuss the CD&A with management, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

5.	To the extent required by the rules and regulations of the SEC, produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement.

6.

Recommend for approval by the Board how frequently the Company should conduct advisory shareholder votes on executive compensation, taking into account the results of any prior shareholder votes regarding the subject.

7.

Review the results of any advisory shareholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such votes.

8.

Propose the adoption, amendment and termination of stock option plans, pension and profit sharing plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, and other similar programs (“Compensation Plans”) and administer the Compensation Plans in accordance with their terms.

Appendix B - Page 2

9.	Grant rights, participations and interests in Compensation Plans to eligible participants and administer such rights, participations and interests in accordance with the Compensation Plans.

10.	To the extent it deems necessary or appropriate, review with management the Company’s employee benefit policies, programs, and administration.

11.	Review and assess the compensation paid to members of the Board and recommend to the Board any changes the Committee believes are appropriate.

12.	Annually review the adequacy of this Charter, including reviewing the powers and duties of the Committee, and recommend any proposed changes to the Board for approval.

13.	Annually evaluate the Committee’s performance and report its findings to the Nominating & Corporate Governance Committee.

14.	Make regular reports to the Board.

15.

The Committee may form and delegate authority and duties to subcommittees as it deems appropriate. The Committee may delegate to the management of the Company the authority to administer the Company’s stock ownership guidelines and incentive compensation and benefit plans provided for employees as it deems appropriate and to the extent permitted by applicable law, rule or regulation or the Nasdaq Stock Market Rules.

Appendix B - Page 3

APPENDIX C

CHARTER OF THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE OF

THE BOARD OF DIRECTORS OF UNICO AMERICAN CORPORATION

Purpose

The Nominating & Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Unico American Corporation (the “Company”) to, (1) consider and report periodically to the Board on matters relating to the identification, selection and qualification of Board members and candidates nominated for election to the Board, and to (2) review, advise and make recommendations to the Board with respect to corporate governance matters, and to (3) oversee periodic evaluations of the Board and Board committees, including establishing criteria to be used in connection with such evaluations, and to (4) advise the Board with respect to Board composition, procedures and committees.

Committee Membership

The Committee shall consist of at least three Board members.

Each member of the Committee shall be appointed by the Board and will serve at the Board’s discretion. Committee members may be removed from the Committee by the Board at any time, with or without cause, and any vacancies will be filled through appointment by the Board. Committee members shall serve until their successors are duly appointed or their resignation or removal.

The Board shall appoint one member of the Committee as its Chairperson.

Each member of the Committee shall be “independent” and meet the independence requirements, including the rules and regulations of the Securities and Exchange Commission and the rules of the Nasdaq Stock Market.

Committee Meetings

The Committee shall meet as often as it deems appropriate to carry out its responsibilities. The Chairperson of the Board, any member of the Committee, or the Secretary of the Corporation may call meetings of the Committee. The Committee Chairperson shall preside at each meeting. In the event the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. A majority of the members then serving on the Committee shall constitute a quorum and actions at meetings may be approved by a majority of the members present. The Committee may also act by unanimous written consent, which may be provided electronically. The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board, along with such recommendations as the Committee may deem appropriate.

Appendix C - Page 1

Committee Authority, Resources and Responsibilities

In furtherance of the Committee’s purpose, and in addition to any other responsibilities or duties that may be properly assigned to it by the Board from time to time, the Committee shall:

1.

Have the resources and authority to discharge its responsibilities, including the sole authority to (i) obtain advice, reports or opinions from internal and external counsel and expert advisors, and has the authority to (ii) hire and terminate independent legal, financial and other advisors as it may deem necessary, at the Company’s expense, without consulting with, or obtaining approval from, any officer of the Company in advance. To assist the Committee in fulfilling its duties, management will provide the Committee with information and recommendations as needed and requested by the Committee.

2.

Seek, screen and recommend to the Board individual nominees qualified to become members of the Board, to fill vacancies and newly created openings, based on, among other things, their independence, character, ability to exercise sound judgment, diversity, demonstrated leadership, skills, including financial literacy, and experience in the context of the needs of the Board.

3.	Develop and periodically, but not less than annually, review the criteria used to evaluate the suitability of potential candidates for directorship on the Board.

4.	Consider suggestions or nominees for candidates to Board membership from management, shareholders and other sources.

5.

Evaluate the qualifications of potential candidates, including the incumbent directors whose terms may be expiring. The Committee will meet with candidates to review their qualifications as the Committee may deem necessary and will request such materials from each candidate as the Committee may deem necessary.

6.	Review with the full Board, the Committee’s recommendations and nominations for candidates to the Board.

7.	Develop and periodically review an appropriate orientation program for new directors.

8.	Monitor compliance with guidelines regarding director conflicts of interest.

9.	Evaluate and recommend to the Board the termination or removal of individual directors in accordance with the Company’s Bylaws, for cause or otherwise, when deemed appropriate by the Committee.

10.

Periodically, but not less than annually, review the structure, size, function, membership and charters of the committees of the Board, including the need for any additional standing or special committees, and recommend to the Board the adoption of any changes.

11.

Develop and monitor, with Board involvement, an annual assessment of Board performance, including conducting surveys of director observations, suggestions and preferences, individually and collectively.

12.	Make recommendations to the Board concerning the size, structure and composition of the Board and its committees.

13.	Develop and conduct, at least annually, an assessment of the Committee’s performance on a continuing basis, individually and collectively.

Appendix C - Page 2

14.

Consider matters of corporate governance and periodically review and reassess the adequacy of the Company’s corporate governance policies and practices, including any significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general, and recommend any proposed changes to the Board for approval.

15.

Review and make recommendations to the Board with respect to proposals properly presented by shareholders for consideration in the Company’s annual proxy statement or at the Company’s annual meeting of shareholders. The Committee may, as appropriate in light of the proposal’s subject matter, refer any proposal to any other committee of the Board for purposes of review and recommendations.

16.

Review and make recommendations to the Board regarding whether to accept or reject the resignation tendered by a director who received a greater number of votes “against” such director than “for” such director in an election that is not a contested election.

17.

Through its Chairperson, report to the Board regarding the efforts of the Committee to discharge its responsibilities under this Charter, with such recommendations as the Committee deems appropriate, at least once a year.

18.

Through its Chairperson, periodically, but not less than annually, review and reassess the adequacy of the Committee’s charter, structure, processes, membership requirements, including reviewing the powers and duties of the Committee, and recommend any proposed changes to the Board for approval.

19.	Review required disclosure regarding the Committee and its responsibilities in the proxy statement for each year’s annual meeting of shareholders.

20.	Consider and report to the Board, such other matters in relation to Board membership and corporate governance as the Committee may, in its discretion, determine to be advisable.

21.	Perform such other functions as assigned by law, the Company’s charter or Bylaws, or the Board.

Appendix C - Page 3

UNICO AMERICAN CORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 13, 2022 AT 9 AM PT
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Unico American Corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Steve Shea proxy, with power of substitution, for and in the name of the undersigned to attend the 2022 annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/unam, on Thursday, October 13, 2022 beginning at 9:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/UNAM
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF UNICO AMERICAN CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Gerard J. Altonji		☐	☐		CONTROL ID:
	Erwin Cheldin		☐	☐
	John B. Keefe, Sr.		☐	☐		REQUEST ID:
	Joycelyn M. Ray		☐	☐
	Steven L. Shea		☐	☐
	Jeffrey M. Tuder		☐	☐
	Kathryn Johnson		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	To approve, on an advisory basis, of the compensation of two named executive officers, as disclosed in the Company’s Proxy Statement.		☐	☐	☐
NOTE:	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE ‘FOR’ THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND ‘FOR’ PROPOSAL 2.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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